UNITED STATES
     SECURITIES AND EXCHANGE COMMISSION
           Washington, D.C. 20549


                  FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934



Date of Report (Date of earliest event
reported)           January 30, 1998


     Krupp Cash Plus Limited Partnership


          Massachusetts            0-14393
          04-2865878
(State or other jurisdiction of
(Commission             (IRS employer
incorporation or organization)          file
number)       identification no.)



470 Atlantic Avenue, Boston, Massachusetts
                   02210
(Address of principal executive offices)
                     (Zip Code)



               (617) 423-2233
  (Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets

        Disposition of Properties

        On December 2, 1997, Berkshire Realty
        Enterprise Limited Partnership, an
        affiliate of the General Partners, as
        agent for Krupp Cash Plus Limited
        Partnership (the "Partnership")
        entered into an Agreement of Sale to
        sell all of the Partnership's
        properties to Kejack, Inc. and its
        permitted assigns, which are
        unaffiliated third parties.  Luria's
        Plaza, a shopping center containing
        156,452 leasable square feet located
        in Vero Beach, Florida, Tradewinds
        Shopping Center, a shopping center
        containing 215,898 leasable square
        feet located in Hanover Park,
        Illinois and High Point Furniture
        Mart, a furniture wholesale center
        containing 242,722 leasable square
        feet located in High Point, North
        Carolina, were included in a package
        with eleven other properties owned by
        affiliates of the General Partners.
        The total selling price of the
        fourteen properties was $138,000,000,
        of which the Partnership received
        $31,247,100 for the sale of its
        properties, less its share of the
        closing costs.  The transaction was
        consummated on January 30, 1998.

        The sale is considered a Terminating
        Capital Transaction as defined by the
        Partnership Agreement.  Accordingly,
        the General Partners expect to
        liquidate and distribute the
        remaining assets of the Partnership
        in 1998.







































Item 7. Financial Statements, Proforma
Financial Information and Exhibits

     (a)  Financial Statements of Business
Acquired
        Response: Not applicable

     (b)  Pro Forma Financial Information

        On January 30, 1998, Krupp Cash Plus
        Limited Partnership (the
        "Partnership") sold all of its
        properties to Kejack, Inc. and its
        permitted assigns, which are
        unaffiliated third parties.  The
        properties were included in a package
        with eleven other properties owned by
        affiliates of the General Partners.
        The total selling price of the
        fourteen properties was $138,000,000,
        of which the Partnership received
        $31,247,100.

The Partnership has presented in this Form 8-
K, a Pro Forma Balance Sheet at September 30,
1997 and Pro Forma Statements of Operations
for the nine   months ended September 30, 1997
and for the year ended December 31, 1996.  See
Note 1 to the Pro Forma Financial Statements
for further discussion   of this matter.













































                 KRUPP CASH PLUS LIMITED PARTNERSHIP

                       PRO FORMA BALANCE SHEET
September 30, 1997

(unaudited)

                              ASSETS

                                   Actual at               Pro Forma
       September 30,              Pro Forma  September 30,
                                    1997      Adjustments    1997
                   (Note 1)      (Note 1)                (Note 1)
Real estate assets:
Retail centers, less accumulated
depreciation of         $18,870,541$ 28,112,152 $ (28,112,152)$ -
  Mortgage-backed securities ("MBS"),
  net of accumulated amortization    3,869,280     -      3,869,280

  Total real estate assets    31,981,432  (28,112,152) 3,869,280

Cash and cash equivalents           4,884,237     (36,479)   4,847,758
Other assets                          732,095     (594,430)    137,665

       Total assets             $  37,597,764$ (28,743,061)$8,854,703

                  LIABILITIES AND PARTNERS' EQUITY

Liabilities:
  Accounts payable     $    6,622      (6,622)       $       -
  Accrued expenses and other
     liabilities                    1,427,586   (1,397,705)    29,881

       Total liabilities            1,434,208  (1,404,327)      29,881

Partners' equity                   36,163,556  (27,338,734)  8,824,822

       Total liabilities and
          Partners' equity      $  37,597,764$ (28,743,061)$ 8,854,703










                     See accompanying note to
               pro forma financial statements.
                KRUPP CASH PLUS LIMITED PARTNERSHIP

                 PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 1997

(unaudited)

                          As Reported
                          for the Nine
                          Months Ended              Pro Forma for the
                          September 30,               Pro FormaNine
          Months Ended
           1997           Adjustments September 30, 1997
         (Note 1)           (Note 1)                   Note 1)

Revenue:
 Rental                  $ 4,250,279  $   (4,250,279)$           -
 Interest income - MBS      260,807             -            260,807
 Interest income - other    202,068             -            202,068

   Total revenue          4,713,154       (4,250,279)        462,875

Expenses:
 Operating                      841,432    (719,229)         122,203
 Maintenance                    219,405    (219,405)            -
 General and administrative     273,217        -             273,217
 Real estate taxes              808,694    (808,694)            -
 Management fees                216,188    (216,188)            -
 Depreciation                 1,527,788     (1,527,788)            -

   Total expenses             3,886,724    (3,491,304)      395,420

Net income               $      826,430$  (758,975) $         67,455





























                     See accompanying note to
               pro forma financial statements.
               KRUPP CASH PLUS LIMITED PARTNERSHIP

                 PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 1996

(unaudited)

                      As Reported for                Pro Forma for
                       the Year Ended   Pro Forma    the Year Ended
                      December 31, 1996              Adjustments
                                                  December 31, 1996
    (Note 1)             (Note 1)          (Note 1)
Revenue:
 Rental               $ 5,726,216     $   (5,726,216)$            -
 Interest income - MBS    396,716               -             396,716
 Interest income - other  210,653            -                210,653

   Total revenue              6,333,585(5,726,216)            607,369

Expenses:
 Operating               1,124,883     (933,542)              191,341
 Maintenance               325,491     (325,491)                 -
 General and
   administrative          252,748              -             252,748
 Real estate taxes         931,586          (931,586)             -
 Management fees           285,203          (285,203)             -
 Depreciation            2,044,485        (2,044,485)             -

   Total expenses        4,964,396   (4,520,307)              444,089

Net income            $  1,369,189    $   (1,205,909)$      163,280






























                     See accompanying note to
                  pro forma financial statements.
                KRUPP CASH PLUS LIMITED PARTNERSHIP

              NOTE TO PRO FORMA FINANCIAL STATEMENTS



(1)Basis of Presentation

The Pro Forma Balance Sheet at September 30,
1997 is based on the historical Balance Sheet of the Partnership as reported on Form 10-Q for the quarter ended September 30, 1997. The
Pro Forma adjustment represents an adjustment to the Partnership's financial statements to show the effect of the sale. The Pro Forma
Balance Sheet at September 30, 1997 reflects the balance sheet as if the sale had occurred prior to September 30, 1997.

The Pro Forma Statement of Operations for the nine months ended September 30, 1997 is based on the historical Statement of Operations of the Partnership as reported on Form 10-Q for the nine months ended September 30, 1997. The
Pro Forma Statement of Operations for the year ended December 31, 1996 is based on the historical Statement of Operations for the Partnership as presented in the annual report on Form 10-K for the year ended December 31, 1996. The Pro Forma adjustments represent the
Partnership's properties' net income for the respective period presented. The Pro Forma
Statements of Operations for the nine months ended September 30, 1997 and for the year ended December 31, 1996 reflect the results of operations of the Partnership as if the Partnership had sold its properties prior to January 1, 1996. The Pro Forma Statements of
Operations do not reflect any gain or loss which may be recognized by the Partnership as a result of the sale.

(c)Exhibits

   1. Agreement of Sale dated December 2,
1997 between Berkshire Realty Enterprise
Limited Partnership, agent for Krupp Cash Plus
Limited Partnership, and Kejack, Inc. and its permitted assigns [Exhibit 1 to Registrant's
Report on Form 8-K dated February 2, 1998
(File No. 0-14393)].*

   2. First Amendment to Agreement of Sale
dated December 12, 1997 between Berkshire
Realty Enterprise Limited Partnership, agent
for Krupp Cash Plus Limited Partnership, and
Kejack, Inc. and its permitted assigns
[Exhibit 2 to Registrant's Report on Form 8-K
dated February 2, 1998   (File No. 0-14393)].*

3. Second Amendment to Agreement of Sale dated
December 14, 1997 between Berkshire Realty
Enterprise Limited Partnership, agent for
Krupp Cash Plus Limited Partnership, and
Kejack, Inc. and its permitted assigns
[Exhibit 3 to Registrant's Report on Form 8-K
dated February 2, 1998   (File No. 0-14393)].*

4. Side letter dated December 17, 1997 from
William S.     Gee on behalf of Kejack, Inc.
and its permitted assigns to Eli Rubenstein, Esq. on behalf of Berkshire Realty Enterprise
Limited Partnership, agent for Krupp Cash Plus
Limited Partnership [Exhibit 4 to Registrant's
Report on Form 8-K dated February 2, 1998
(File No. 0-14393)].*

5. Side letter dated January 6, 1998 from
William S.     Gee on behalf of Kejack, Inc.
and its permitted assigns to Eli Rubenstein, Esq. on behalf of Berkshire Realty Enterprise
Limited Partnership, agent for Krupp Cash Plus
Limited Partnership [Exhibit 5 to Registrant's
Report on Form 8-K dated February 2, 1998
(File No. 0-14393)].*

      * Incorporated by reference


SIGNATURE


Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                           Krupp Cash Plus Limited Partnership
                                       (Registrant)


                           BY:  /s/Wayne H. Zarozny
                                Wayne H. Zarozny
                                Treasurer and Chief Accounting
                                Officer of the Krupp Corporation,
                                a General Partner.



DATE: March 31, 1998